                                                                   EXHIBIT 10.2

                                CA SHORT COMPANY
                        1996 INCENTIVE STOCK OPTION PLAN

         1. PURPOSE. The purpose of the CA Short Company Incentive Stock Option Plan (the "Plan") is to provide a means by which CA Short Company (the "Corporation"), through the grant of stock options to eligible employees, may attract and retain able employees and motivate such employees to exert their best efforts on behalf of the Corporation and any subsidiary corporation of the Corporation. For the purposes of the Plan, the term "Subsidiary Corporation" means a subsidiary corporation as defined by Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"). It is intended that the options issued under the Plan will qualify as incentive stock options under Section 422 of the Code.

         2. SHARES SUBJECT TO THE PLAN. Subject to the provisions of Section 5(g) of the Plan, 45,000 shares of the common stock of the Corporation shall be reserved and may be optioned under the Plan. The reserved shares may be authorized and unissued shares or treasury shares of the Corporation or any combination of both as determined by the Board of Directors of the Corporation. If an option granted under the Plan ceases to be exercisable in whole or in part, the shares representing such option shall be available under the Plan for the grant of options in the future.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Board of Directors of the Corporation (the "Board"). Subject to and not inconsistent with the provisions of the Plan, the Board shall have complete authority in its discretion to interpret all provisions of the Plan consistently with the law, to prescribe the form of the instrument evidencing any option granted under the Plan, to adopt, amend, and rescind general and special rules and regulations for the administration of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan.

         4. ELIGIBILITY AND GRANT OF OPTIONS UNDER THE PLAN. Options may be granted at such times, in such amounts, and, to the extent not inconsistent with the Plan, on such terms as the Board shall determine subject to the following:

                  (a) ELIGIBILITY. Options may be granted to such employees, including officers and directors who are also employees, of the Corporation or of a Subsidiary Corporation that the Board deems to be key employees who, in the judgment of the Board, are considered important to the future of the Corporation or a Subsidiary Corporation.

                  (b) TEN PERCENT SHAREHOLDERS. No option may be granted to any such eligible employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of aft classes of stock of the Corporation or of any Subsidiary Corporation (a " 10 Percent Shareholder") unless at the time such option is granted the option price is at least 110 % of the fair market value of the stock and such option by its terms is not exercisable after the expiation of five years after the date such option is granted.

                  (c) LIMITATIONS. The aggregate fair market value of the stock, determined at the time an option for the stock is granted, for which options are exercisable for the first time by an optionee during any calendar year, under all the incentive stock option plans of the Corporation and of any Subsidiary Corporation, may not exceed $100,000. All options under the Plan shall be granted within 10 years after the date the Plan is adopted, or the date the Plan is approved by the Corporation's shareholders, whichever is earlier.

         5. TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER THE PLAN. Each option granted under the Plan shall be evidenced by an agreement, in a form determined by the Board, which agreement shall set forth, among other things, the number of shares of the Corporation's common stock subject to the option and the price to be paid upon exercise of the option. Such agreement shall be subject to the following express terms and conditions, and such other terms and conditions as the Board may deem appropriate:

                  (A) OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and sham provide that the option shall expire at the end of such period. The period during which an option may be exercised may not exceed 10 years from the date of the grant of the option or five years in the case of a 10 Percent Shareholder.

                  (B) EXERCISE OF OPTION.

                           (I) BY AN OPTIONEE DURING CONTINUOUS EMPLOYMENT. An
optionee may not exercise any part of an option granted under the Plan unless the optionee has been in the continuous employment of the Corporation or of a Subsidiary Corporation at all times from the date of the grant of the option until the date three months prior to the date of exercise, except as provided below. Such employment must be at least one year before an option can be exercised. The Board may prescribe a longer time period before an option may be exercised by an optionee. The option agreement may provide for exercise in installments of the option granted.

                           (II) EXERCISE IN THE EVENT OF DEATH OR TERMINATION
OF EMPLOYMENT.

                              (A) If an optionee shall die (i) while an
employee of the Corporation or a Subsidiary Corporation, or (ii) within three months after termination of his employment with the Corporation or a Subsidiary Corporation because of his disability, the vesting of his options shall accelerate so they become exercisable on the date of his death and his options may be exercised by the person or persons to whom the optionee's right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date specified in Section 5(a) or two years after the optionee's death, whichever date is earlier.

                              (B) If  an  optionee's  employment  by
the Corporation or a Subsidiary Corporation shall terminate because of his disability and such optionee remains living for at least three months following such termination, the vesting of his options shall accelerate so they become exercisable at the date of the termination of his employment, and he may exercise his options at any time or from time to time, but not later than the expiration date specified in Section 5(a) or one year after termination of employment, whichever date is earlier.

                                    (C)     If  an  optionee's   employment
shall terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans, if any, or with the consent of the Board or involuntarily other than "for cause," the vesting of his options shall accelerate so they become exercisable, and he may exercise his options until the expiration date specified in Section 5(a) or three months after termination of employment, whichever date is earlier. For this purpose, termination "for cause" shall mean termination of employment by reason of the optionee's commission of a felony, fraud, or willful misconduct which had resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary Corporation, all as the Board, in its sole discretion, may determine.

                                    (D)     If  an   optionee's   employment
shall terminate voluntarily or involuntarily "for cause," all right to exercise his options shall terminate at the date of such termination of employment.

                           (III)    EXERCISE  IN THE EVENT OF A CHANGE IN
CONTROL OR OTHER EVENTS. Optionees may exercise their options prior to the stated exercise date (a) during a period in which a tender offer is pending which would result in a Change of Control, as defined below, of the Company,
(b) during a 30-day period following a Change of Control, and (c) during a 30-day period following (i) a vote by shareholders of the Company approving a dissolution or liquidation of the Company, (ii) a sale or other disposition by the Company of all or substantially all of its assets, or (iii) a merger or reorganization in which the Company would not survive as an independent publicly-held company.

                                    For purposes of this  Paragraph  5(b)(iii),
the term "Change of Control" shall mean the acquisition by any person, entity, or group (a such term is defined in the Securities Exchange Act of 1934, as amended, and the rules and regulations of the securities and Exchange Commission adopted thereunder) of common stock of the Corporation in a transaction or series of transactions that result in such person, entity, or group owning beneficially 50% or more of the outstanding common stock of the Corporation. Provided, however, a merger or consolidation of the Corporation with another corporation is not a Change of Control if the shareholders of the Corporation receive in such merger or consolidation shares of voting common stock in the resulting or surviving corporation that is registered under the Securities Exchange Act of 1934, as amended, and that is either listed for trading on a national securities exchange or is the subject of bid and asked quotations in an automated quotation system (such as NASDAQ) operated by a national securities association.

                           (C)      OPTION  PRICE.  The option price per share
shall be determined by the Board at the time an option is granted and shall be not less than 100% of the fair market value (110 % in the case of a 10 Percent Shareholder) of a share of the common stock of the Corporation on the date of the grant as determined in good faith by the Board. Fair market value at the time of payment shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse.

                           (D) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each
option shall provide that the purchase price of the shares for which an option may be exercised shall be paid to the Corporation at the time of exercise either in cash or with stock of the Corporation held by the optionee for more than six months and having a fair market value equal to the purchase price.

                           (E) NONTRANSFERABILITY. No option granted under the
Plan shall be transferable other than by a will of an optionee or by the laws of descent and distribution. During his lifetime, an option shall be exercisable only by an optionee or by the optionee's attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or conservator of the optionee would disqualify the option as an incentive stock option under Section 422 of the Code.

                           (F) INVESTMENT REPRESENTATION. The shares of stock
to be issued upon the exercise of all or any portion of any option granted under the Plan shall be issued on the condition that the optionee represents that the purchase of stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating, or otherwise disposing of any such stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933 (the "Act") or the securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to legal counsel for the Corporation containing the above representations, granting a right of first refusal of the Corporation to purchase such shares in the event of a proposed transfer or disposition of such shares, stating that certificates representing such shares may bear a legend restricting their transfer, and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (i) an effective registration statement for such shares under the Act and any applicable state laws has been filed with the Securities and Exchange Commission ("SEC") and with the appropriate agency or commission of any state whose laws apply to the transaction, or (ii) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that registration is not required under the Act or under the applicable securities laws of any state. In the event the Corporation proposes to register any of its securities under the Act, as amended, or any applicable state laws, it shall notify each optionee who shall have purchased shares of stock upon the exercise of all or of any portion of any option granted under the Plan, and if such optionee desires of registering any of such shares of stock held by him, he shall notify the Corporation within 30 days after receiving such notice and shall thereafter be entitled to have the Corporation include such shares in such registration upon payment by him to the Corporation of his pro rata share of the cost of such registration.

                           (G) ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK.
Notwithstanding any other provision of the Plan, in the event after the Effective Date of any change in the outstanding common stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination, or exchange of shares, rights offering to purchase the common stock at a price substantially below fair market value, or of any similar change affecting the common stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Board may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, an optionee under the Plan.

                           (H) NO RIGHTS AS A SHAREHOLDER. No optionee shall
have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates for such shares.

                           (I) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and
any option granted under the Plan shall neither confer upon any optionee any right with respect to continuance of employment by the Corporation or by any subsidiary of the Corporation, nor shall it interfere in any way with the right of his employer to terminate his employment at any time.

         6. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. The Plan, the grant and exercise of options under the Plan, and the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable federal and state laws, rules, and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

         7. AMENDMENT AND DISCONTINUANCE. The Board may amend (including, without limitation, amend the Plan in order for options granted under the Plan to qualify as "Incentive Stock Options" under Section 422 of the Code or to conform with changes in any applicable laws or regulations), suspend, or discontinue the Plan; provided, however, that, subject to the provisions of
Section 5(g), no action of the Board may without shareholder approval (a) increase the number of shares reserved for options pursuant to Section 2, (b) permit the grant. of any option at an option price less than the price determined in accordance with Section 5(c), (c) shorten the period provided for in Section 5(b)(i) which must elapse between the date of the grant of an option and the date on which any part of an option may be exercised by an optionee, or
(d) permit the granting of options which expire beyond the period provided for in Section 5(a). Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

         8. EFFECTIVE DATE. The effective date of the Plan shall be November 11, 1996, subject to the approval by shareholders of the Corporation holding not less than a majority of the total votes cast on the proposal. Notwithstanding the foregoing, if the Plan is approved by the Board of Directors prior to such meeting, options may be granted by the Board as provided by the terns of the Plan subject to such subsequent shareholder approval.

         9. NAME OF THE PLAN. The Plan shall be known as the CA Short Company 1996 Incentive Stock Option Plan.

         10. EFFECT OF THE PLAN ON OTHER STOCK PLANS. The adoption of the Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Corporation, a Subsidiary Corporation, a Parent corporation, or any predecessors or successors thereto.

         11. COMPLIANCE WITH SEC REGULATIONS. It is the Corporation's intent that the Plan comply in all respects with Rule 16b-3 of the Act, and any regulations promulgated thereunder. If any provision of the Plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of stock options under the Plan shall be executed in accordance with the requirements of Section 16 of the Act and any regulations promulgated thereunder. To the extent that any of the provisions contained herein do not conform with Rule 16b-3 of the Act or any amendments thereto or any successor regulation, then the Board may make such modifications so as to conform the Plan and any stock options granted thereunder to the Rules requirements.

         12. VALIDITY. In the event that any provision of the Plan or any related agreement is held to be invalid, void or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of the Plan or any related agreement.

         13. INUREMENT OF RIGHTS AND OBLIGATIONS. The rights and obligations under the Plan and any related agreement shall inure to the benefit of, and shall be binding upon the Corporation, its successors and assigns, and the Corporation's employees and their beneficiaries.

         14. TITLES. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

         15. GOVERNING LAW. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the laws under the State of Delaware.

         16. ARBITRATION. Any claim, dispute or other matter in question of any kind relating to the Plan shall be settled by arbitration in accordance with the Rules of the American Arbitration Association. Notice of demand for arbitration shall be made in writing to the opposing party and to the American Arbitration Association within a reasonable time after the claim, dispute or other matter in question has arisen. In no event shall a demand for arbitration be made after the date when the applicable statute of limitations would bar the institution of a legal or equitable proceeding based on such claim, dispute or other matter in question. The decision of the arbitrators shall be final and may be enforced in any court of confident jurisdiction.

Dated:  November 11, 1996